Exhibit 21.1

THE BANK OF NEW YORK MELLON CORPORATION

PRIMARY SUBSIDIARIES

DEC. 31, 2011

The following are primary subsidiaries of The Bank of New York Mellon Corporation as of December 31, 2011 and the states or jurisdictions in which they are organized. The names of particular subsidiaries have been omitted because, considered in the aggregate as a single subsidiary, they would not constitute, as of December 31, 2011, a “significant subsidiary” as that term is defined in Rule 1-02(w) of Regulation S-X under the Securities Exchange Act of 1934, as amended.

•	4101 Austin Boulevard Corp. – State of Incorporation: New York

•	Alcentra Investments Limited – Incorporation: Bermuda

•	BNY Alcentra Group Holdings, Inc. – State of Incorporation: Delaware

•	BNY Aurora Holding Corp. – State of Incorporation: New York

•	BNY Capital Corporation – State of Incorporation: New York

•	BNY Capital Funding, LLC – State of Organization: Delaware

•	BNY Capital Markets Holdings, Inc. – State of Incorporation: New York

•	BNY Holdings (UK) Limited – Incorporation: England

•	BNY International Financing Corporation – Incorporation: United States

•	BNY International Holdings LLC – State of Organization: Delaware

•	BNY International Leasing LLC – State of Organization: Delaware

•	BNY ITC Leasing, LLC – State of Organization: Delaware

•	BNY Lease Holdings LLC – State of Organization: Delaware

•	BNY Lease Equities (Cap Funding) LLC – State of Organization: Delaware

•	BNY Real Estate Holdings LLC – State of Organization: Delaware

•	BNYM GIS Funding I LLC – State of Organization: Delaware

•	BNYM GIS Funding III LLC – State of Organization: Delaware

•	BNY Mellon ARX Investimentos Ltda. – Incorporation: Brazil

•	BNY Mellon Asset Management International Holdings Limited – Incorporation: England

•	BNY Mellon Asset Management Japan Limited – Incorporation: Japan

•	BNY Mellon Capital Markets, LLC – State of Organization: Delaware

•	BNY Mellon Clearing, LLC – State of Organization: Delaware

•	BNY Mellon Fund Managers Limited – Incorporation: England

•	BNY Mellon Global Management Limited – Incorporation: Ireland

•	BNY Mellon International Asset Management Group Limited – Incorporation: England

•	BNY Mellon Investment Servicing (US) Inc. – State of Incorporation: Massachusetts

•	BNY Mellon Securities Services (Ireland) Limited – Incorporation: Ireland

•	BNY Mellon Trust Company (Ireland) Limited – Incorporation: Ireland

•	BNY Mellon, National Association – Incorporation: United States

•	Colson Services Corp. – State of Incorporation: Delaware

•	Insight Investment Management (Global) Limited – Incorporation: England

•	Insight Investment Management Limited – Incorporation: England

•	Insight Investment Funds Management Limited – Incorporation: England

•	MAM (MA) Holding Trust – Incorporation: Massachusetts

•	MBC Investments Corporation – State of Incorporation: Delaware

•	MBSC Securities Corporation – State of Incorporation: New York

•	Mellon Canada Holding Company – Incorporation: Canada

•	Mellon Capital Management Corporation – State of Incorporation: Delaware

•	Mellon International Holdings S.a r.l. – Incorporation: Luxembourg

•	Mellon Investor Services Holdings LLC – State of Organization: Delaware

•	Mellon Overseas Investment Corporation – Incorporation: United States

THE BANK OF NEW YORK MELLON CORPORATION

PRIMARY SUBSIDIARIES

DEC. 31, 2011

Continued

•	MUNB Loan Holdings, LLC – State of Organization: Delaware

•	One Wall Street Corporation – State of Incorporation: New York

•	Pershing Group LLC – State of Organization: Delaware

•	Pershing Holdings (UK) Limited – Incorporation: England

•	Pershing Investments LLC – State of Organization: Delaware

•	Pershing Limited – Incorporation: England

•	Pershing LLC – State of Organization: Delaware

•	Pershing Securities Limited – Incorporation: England

•	TBC Securities Co., Inc. – State of Incorporation: Massachusetts

•	The Bank of New York Mellon – Organized: New York

•	The Bank of New York Mellon (International) Limited – Incorporation: England

•	The Bank of New York Mellon (Ireland) Limited – Incorporation: Ireland

•	The Bank of New York Mellon Trust Company, National Association – Incorporation: United States

•	The Bank of New York Mellon SA/NV – Incorporation: Belgium

•	The Boston Company Asset Management, LLC – State of Organization: Massachusetts

•	The Dreyfus Corporation – State of Incorporation: New York

•	Walter Scott & Partners Limited – Incorporation: Scotland